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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) September 16, 2002
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-10702               34-1531521
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(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)



  500 Post Road East, Suite 320, Westport, Connecticut                 06880
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        (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         Terex Corporation (the "Company") announced by press release dated September 16, 2002 the appointment of Phillip C. Widman as Senior Vice President and Chief Financial Officer of the Company and Joseph F. Apuzzo, who had been serving as the Company's Chief Financial Officer, as President - Terex Financial Services, both positions reporting to Ronald M. DeFeo, the Company's Chairman and Chief Executive Officer.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         99.1     Press release of Terex Corporation dated September 16, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 17, 2002


                                             TEREX CORPORATION


                                             By:  /s/ Eric I Cohen
                                                  Eric I Cohen
                                                  Senior Vice President